Goodwill	6 Months Ended
Jun. 30, 2025
Goodwill [Abstract]
Goodwill

4. Goodwill

Changes in the carrying amount of goodwill are as follows:

	Merchant Solutions(1)	Digital Wallets (2)	Total
Balance as of December 31, 2024	$637,446	$1,339,405	$1,976,851
Foreign exchange	—	100,006	100,006
Reduction during the period (3)	(2,402)	—	(2,402)
Balance as of June 30, 2025	$635,044	$1,439,411	$2,074,455

(1)
Accumulated impairment loss was $1,159,145 as of June 30, 2025 and December 31, 2024 within the Merchant Solutions segment.
(2)
Accumulated impairment loss was $723,042 as of June 30, 2025 and December 31, 2024 within the Digital Wallets segment.
(3)
Reductions to goodwill within the Merchant Solutions segment relate to the sale of the direct marketing payment processing business line (See Note 10). Goodwill was allocated using a fair value allocation methodology which considered an income and market approach (a Level 3 measurement) as well as the fair value consideration of the disposed business (a Level 2 measurement).

The Company performs its annual goodwill impairment test for all reporting units as of October 1st, or when events and circumstances have occurred that would indicate the carrying amount of goodwill exceeds its fair value. The Company’s most recent annual impairment assessment of its reporting units as of October 1, 2024 determined that its goodwill was not impaired. For the six months ended June 30, 2025, no events and circumstances were identified that would indicate the carrying amount of either reporting unit exceeded its fair value. However, it is reasonably possible that a decline in market capitalization could materially impact the estimates in the goodwill impairment assessment. In addition, deterioration in financial performance of either reporting unit, or significant changes in key assumptions used in the annual impairment assessment, such as the discount rate, could result in an impairment charge in the future.